Exhibit 2.2

AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS AMENDMENT TO ASSET PURCHASE AGREEMENT (the “Amendment”) is entered by and among WHEELING ACQUISITION CORPORATION, a corporation organized and existing under the laws of Texas (“Buyer”), LONE STAR TECHNOLOGIES, INC., a corporation organized and existing under the laws of Delaware (“Lone Star”), and WHEELING MACHINE PRODUCTS, INC., a corporation organized and existing under the laws of Louisiana (“Wheeling Machine”), WHEELING MACHINE PRODUCTS OF TEXAS, INC., a corporation organized and existing under the laws of Louisiana (collectively with Wheeling Machine, “Seller”), and NASSAU HOLDING CORPORATION, a corporation organized and existing under the laws of Delaware (the “Stockholder”) on this 30th day of September, 2002.

Background

WHEREAS, Seller, Stockholder, Buyer and Lone Star are parties to an Asset Purchase Agreement dated September 9, 2002 whereby Seller will sell, and Buyer will purchase, certain of the assets of Seller used in its Business upon the terms and conditions set forth therein (the “Agreement”); and

WHEREAS, the parties hereto wish to amend the Agreement as provided herein.

NOW THEREFORE, Seller, Stockholder, Buyer and Lone Star, for good and valuable consideration, including the covenants and agreements set forth herein, and intending to be legally bound hereby, agree to amend the Agreement as follows:

1.             All initially capitalized terms that are not defined in this Amendment will have the meaning assigned to such term in the Agreement.

2.             The Estimated Purchase Price is $36,886,645.

3.             Seller represents and warrants that the Proration Amount is $169,760.

4.             The Remedial Work identified on Exhibit 4 to this Amendment will not be completed prior to the Closing Date.  The parties agree that $207,551 represents a good faith estimate of the cost to complete the Remedial Work identified on Exhibit 4 (the “Estimated Cost of Completion”).  Seller agrees to promptly reimburse Buyer to the extent the actual cost of completing the Remedial Work identified on Exhibit 4 exceeds the Estimated Cost of Completion.  Seller and Stockholder agree that the failure of Seller to reimburse Buyer for the amount that the cost of the Remedial Work identified on Exhibit 4 exceeds the Estimated Cost of Completion within ten (10) days of being billed for same will constitute a failure of Seller to perform a covenant or agreement under the Agreement such that Seller will be obligated to indemnify Buyer for such amount pursuant to Section 6.1 of the Agreement.

5.             The Cash Payment due on the Closing Date $36,509,334.(1)

(1)                                  Calculated by subtracting the sum of the Estimated Cost of Completion and the Proration Amount from the Estimated Purchase Price.

6.             Seller does not hold record title to its Real Property located in Hughes Springs, Texas (the “Hughes Springs Property”).  Buyer accordingly cannot obtain title insurance on such property as contemplated by Section 5.6.13.A of the Agreement. Seller represents and warrants to Buyer and Lone Star that it owns fee simple title to the Hughes Springs Property, that it acquired such title by deed dated March 12, 1999, from Texas Pipe Coupling & Threading, Inc. (“Texas Pipe”), a Texas corporation; that such deed is lost; and that since March 12, 1999 it has without interruption peaceably used and enjoyed the Hughes Springs Property and paid the ad valorem real estate taxes assessed thereon when due and prior to delinquency.  On the following terms and conditions, Buyer agrees to waive the requirements of Section 5.6.13.A of the Agreement as to the Hughes Springs Property only if, at the Closing, Seller delivers to Buyer:

a.                                       an executed Special Warranty Deed in the form of Exhibit 6.a attached hereto, which Buyer may, at any time, record in the Real Property Records of  Cass County, Texas (the “Property Records”);

b.                                      a second executed Special Warranty Deed in the form of Exhibit 6.b attached hereto, which Buyer will hold until such time as Seller has proven to Buyer’s reasonable satisfaction that Seller owns good and indefeasible fee simple title to the Hughes Springs Property as the same may be determined by a diligent search of the Property Records, at which time Buyer will be allowed to file this second Special Warranty Deed in the Property Records;

c.                                       an Affidavit, sworn to and executed before a notary public, in the form of Exhibit 6.c attached hereto, which Buyer may, at any time, record in the Property Records; and

d.                                      an irrevocable letter of credit in the amount of $800,000 from Whitney National Bank, in the form attached hereto as Exhibit 6.d. (the “$800,000 Letter of Credit”).

7.             Following the Closing, Seller expressly agrees to use its best efforts to obtain on or before March 31, 2004 good and indefeasible title to the Hughes Springs Property as the same may be determined by a diligent search of the Property Records.

8.             If, on or before March 31, 2004, (i) Seller fails to obtain such good and indefeasible record title to the Hughes Springs Property, or (ii) if after Seller has done so, Buyer or Seller, at Buyer’s expense, cannot obtain after diligent effort, an Owner Policy of Title Insurance, issued by a company reasonably satisfactory to Buyer, containing no exception or condition other than those set forth upon Schedule B of the Commitment for Title Insurance, issued by Republic Title of Texas, Inc., as agent for First American Title Insurance Company, on July 13, 2002, under GF No. 02R14749B WR7, and otherwise as set forth on such commitment, a copy of which is attached hereto as Exhibit 8, then Seller will be deemed to have breached the terms of the Agreement, as amended herein, and Buyer may draw the full amount of the $800,000 Letter of Credit.

9.             If Buyer’s peaceable use and enjoyment of the Hughes Springs Property is interrupted by Seller, Texas Pipe or PMC Industries, Inc., or any person or entity claiming, by, through or under anyone of them, Buyer may either defend the interruption at the expense of Seller and Stockholder as a breach of the their representations under the Agreement or draw the full amount of the $800,000 Letter of Credit, after which draw (or the draw set forth in Section 8 above) Buyer will have no further obligation to Seller or Stockholder in connection with the Hughes Springs Property and Buyer shall be entitled to retain any title conveyed by the Special Warranty Deed described in Exhibit 6.a and any additional title which Buyer may obtain by howsoever means.

10.           Seller and Stockholder expressly understand and agree that they will have no recourse against Buyer or Lone Star for the return of the $800,000, the return of the Hughes Springs Property or other relief under the circumstances described in Sections 8 and 9 above.

11.           Buyer hereby waives the condition to closing that Victor Blanchard and Mike Hawkins will have entered into employment agreements with Buyer in form similar to Exhibit 5.6.10 attached to the Agreement as provided by Section 5.6.10 of the Agreement.

12.           On or prior to the date first written above, Seller delivered 63 pages (including the cover page) of amendments and revisions to the schedules attached to the Agreement, a true and correct copy of which amendments and revisions are attached hereto as Exhibit 12.

13.           The second sentence of Section 3.1.3C (x) will be, and hereby is, replaced in its entirety with "Seller does not lease any of the Owned Real Property to any other Person except as listed on Schedule 2.1.2.

14.           Except as expressly stated in this Amendment, the Agreement remains in full force and effect and is hereby ratified and affirmed by the each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have hereunto set their hands under seal, as of the date first above written.

BUYER:

WHEELING ACQUISITION CORPORATION

By:
Its:

LONE STAR TECHNOLOGIES, INC.

By:
Its:

SELLER:

WHEELING MACHINE PRODUCTS, INC.

By:
Its:

WHEELING MACHINE PRODUCTS OF TEXAS, INC.

By:
Its:

NASSAU HOLDING CORPORATION

By:
Its:

SPECIAL WARRANTY DEED

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS: THAT
COUNTY OF CASS	§

                WHEELING MACHINE PRODUCTS, INC., a Louisiana corporation, whose mailing address is c/o Nassau Holding Corporation, 3636 N. Causeway Boulevard, Suite 300, Metairie, Louisiana 70002 (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid to Grantor by WHEELING ACQUISITION CORPORATION, a Texas corporation, whose mailing address is 15660 N. Dallas Parkway, Suite 500, Dallas, Texas  75248 (“Grantee”), the receipt and sufficiency of which consideration are hereby acknowledged by Grantor, has GRANTED, SOLD AND CONVEYED and by these presents does GRANT, SELL AND CONVEY unto Grantee the fee simple interest of that certain tract or parcel of land containing 18.686 acres, more or less, and being part of the E. A. Merchant Survey, Abstract No. 674, and the Gabriel Long Survey, Abstract No. 1210 situated in the City of Hughes Springs, Cass County, Texas, and being more particularly described on Exhibit A attached hereto and incorporated herein for all purposes, together with all buildings and improvements situated thereon and all rights and appurtenances pertaining thereto, including, without limitation, any and all right, title and interest of Grantor in all roads, alleys, easements, strips and gores of land, streets and ways adjacent thereto, and rights of egress and ingress thereto (collectively, the “Property”).

                TO HAVE AND TO HOLD the Property unto the Grantee, its successors and assigns forever; and Grantor does hereby bind itself and its successors and assigns, TO WARRANT AND FOREVER DEFEND all and singular the Property unto the Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Grantor, but not otherwise.

                Notwithstanding anything to the contrary contained herein, this conveyance is made by Grantor and accepted by Grantee subject to the rights and interests of other parties with respect to those matters described on Exhibit B attached hereto and incorporated herein for all purposes to the extent that the same are valid, in effect and relate to the Property.

                EXECUTED on the date of the acknowledgment below, but effective as of 12:01 a.m., New Orleans, Louisiana  time, on the 1st day of October, 2002.

GRANTOR:

WHEELING MACHINE PRODUCTS,
INC.

By:
Name:
Its:

STATE OF LOUISIANA	§
§
PARISH	§

                This instrument was acknowledged before me on                                      , 2002, by                                  ,                                of Wheeling Machine Products, Inc., a Louisiana corporation, on behalf of said corporation.

[SEAL]
Notary Public, State of Louisiana
My Commission Expires:

GRANTEE’S ADDRESS:

Wheeling Acquisition Corporation

15660 N. Dallas Parkway, Suite 500

Dallas, Texas  75248

Attention:  General Counsel

AFTER RECORDING, RETURN TO:

2

EXHIBIT A

LEGAL DESCRIPTION

A certain 18.686 acre tract of land being 8.924 acres in the E. A. Merchant Survey, A-674 and 9.762 acres in the Gabriel Long Survey, A-1210, in Cass County, Texas, being all of a called 0.302 acre tract of land conveyed from Tommy R. Sharp et al, to PMC Industries, Inc., by Warranty Deed dated January 11, 1980, recorded in Volume 643, Page 525, all of a called 0.070 acre tract of land conveyed from H. K. (Mike) Jenkins et ux, to PMC Industries, Inc., by Warranty Deed dated July 28, 1980, recorded in Volume 643, Page 868 and all of a called 18.669 acre tract of land conveyed from Nadine P. Lyon, to PMC Industries, Inc., by Warranty Deed dated January 2, 1980, recorded in Volume 634, Page 508, all of the Deed Records of Cass County, Texas, said 18.686 acres of land being more particularly described as follows and as shown on Collins Surveying & Mapping, Inc. Plat #3123: (Bearing Basis: South Right-of-way line of the L&A RR)

BEGINNING at a 5/8” iron rod found on the existing East right-of-way line of F.M. Highway No. 250 (FM 250), same being the Southwest corner of said 0.302 acre tract and the Northwest corner of a called 0.242 acre “Tract 1” of land conveyed to Stacy Abernathy, by Warranty Deed recorded in Volume 949, Page 245, of the Real Property Records of Cass County, Texas;

Thence: N 06°08’12” E 76.51 feet along said right-of-way line, to a 5/8” iron rod found for the Northwest corner of said 0.302 acre tract and the Southwest corner of a called ..581 acre “Second Tract”, conveyed to Mike Jenkins, by Warranty Deed recorded in Volume 610, Page 782, of said Deed Records;

Thence: S 84°28’24” E 184.05 feet along the common line between said 0.302 acre tract and .581 acre tract, same being the North line of said 0.070 acre tract, to a 60d nail found in a can for a common corner of said 18.669 acre tract and .581 acre tract;

Thence: N 05°05’08” E 218.35 feet along the common line between said 18.669 acre tract and .581 acre tract, to a point on the South line of a called 1.01 acre tract of land conveyed to Tri-Cities Farm Supplies, by Warranty Deed recorded in Volume 769, Page 652, of said Real Property Records, from which a 1/2” iron rod with cap found bears S 05°05’08” W 37.49 feet;

Thence: S 86°54’36” E 156.34 feet along the common line between said 18.669 acre tract and 1.01 acre tract, to a point for a common corner in same, from the Southeast corner of a tin building bears N 24°52’ W 5.8 feet;

Thence: N 13°49’39” E 70.01 feet continuing along said common line, to a 5/8” iron rod set on the South right-of-way line of L & A Railroad;

Thence: S 72°52’50” E 254.70 feet along said South right-of-way line, to a 5/8” iron rod found for a common corner of said 18.669 acre tract and a called 1 acre tract of land conveyed to Clarence Cheatham, by Warranty Deed recorded in Volume 287, Page 198, of said Deed Records;

Thence: In a Southeasterly direction along the common line between said 18.669 acre tract and 1 acre tract as follows:

S 46°56’50” E 84.62 feet to a 5/8” iron rod found;

S 44°51’16” E 122.17 feet to a 5/8” iron rod found; and

S 26°02’00” E, at 8.31 feet passing a 5/8” iron rod found 1.85 feet left and continuing S 26°02’00” E for a total distance of 27.54 feet, to a 5/8” iron rod set for a common corner in same;

Thence: S 55°24’00” E 145.30 feet continuing along said common line, same being the South line of a called 2 acre tract of land conveyed to Cleartis B. Cheatham, by Warranty Deed recorded in Volume 267, Page 548 of said Deed Records, to a 5/8” iron rod found for a common corner of said 18.669 acre tract and 2 acre tract;

Thence: S 71°07’00” E 252.31 feet along the common line between said 18.669 acre tract and 2 acre tract, same being the South line of a tract of land owned by Quilla Thomas (no recorded deed found), to a 1/2” iron rod found for a common corner of said 18.669 acre tract and Thomas tract;

Thence: N 17°25’52” E 48.72 feet along the common line between said 18.669 acre tract and Thomas tract, to a 1/2” iron pipe found for a common corner of said 18.669 acre tract and a tract of land conveyed to L & A RR Co. by Deed recorded in Volume C-8, Page 435, of said Deed Records and as shown on Louisiana & Arkansas RR Co. map S-32B;

Thence: In an Easterly direction along the common line between said 18.669 acre tract and L & A RR tract as follows:

S 76°47’31” E 29.57 feet to a 1/2” iron pipe found;

S 37°44’41” E 125.75 feet to a 5/8” iron rod found;

S 74°04’56” E 198.68 feet to a 3/4” iron rod found; and

N 15°39’00” E 198.08 feet to a 5/8” iron rod set on the South right-of-way line of said L & A Railroad;

Thence: S 75°43’00” E 219.38 feet along said South right-of-way line, to a 5/8” iron rod found for a common corner of said 18.669 acre tract and a tract of land conveyed to Jerry Jones et ux, by Warranty Deed recorded in Volume 626, Page 590, of said Deed Records;

Thence: S 02°07’33” W 55.06 feet along the common line between said 18.669 acre tract and Jones tract, to a 5/8” iron rod found for a common corner of said 18.669 acre tract, Jones tract and a called 0.94 acre tract of land conveyed to M. E. Driggers, by Warranty Deed recorded in Volume 525, Page 650, of said Deed Records;

Thence: S 11°26’49” W 144.24 feet along the common line between said 18.669 acre tract and 0.94 acre tract, to a 5/8” iron rod found for a common corner in same;

Thence: S 86°30’00” E 145.77 feet continuing along said common line, to a 5/8” iron rod set for a common corner in same;

2

Thence: S 75°22’00” E 70.23 feet continuing along said common line, to a 5/8” iron rod found for a common corner in same;

Thence: S 71°42’13” E along the common line between said 18.669 acre tract and a tract of land owned by John Lyon (no recorded deed found), to a 5/8” iron rod found for a common corner of same;

Thence: S 06°06’26” W 357.47 feet continuing along said common line, to a 1/2” iron pipe found for a common corner of said 18.669 acre tract and a called 5.8 acre tract of land conveyed to John Lyon, by Warranty Deed recorded in Volume 465, Page 287, of said Deed Records;

Thence: In a Northwesterly direction along the common line between said 18.669 acre tract and 5.8 acre tract as follows:

N 88°54’25” W 417.88 feet to a 1/2” iron pipe found;

N 03°45’12” W 142.21 feet to a 1/2” iron pipe found; and

N 76°33’15” W 248.70 feet to a 5/8” iron rod found for a common corner of said 18.669 acre tract, 5.8 acre tract and a called 18 acre “Tract 1” of land conveyed to John Lyon et ux, by Warranty Deed recorded in Volume 252, Page 85, of said Deed Records;

Thence: N 85°25’55” W 469.43 feet along the common line between said 18.669 acre tract and 18 acre tract, to a 1/2” iron pipe found for a common corner in same;

Thence: N 75°17’59” W 280.18 feet continuing along said common line, to a 1/2” iron pipe found on the East line of Tanglewood Street and an ell corner of said 18.669 acre tract;

Thence: N 03°12’44” W 117.84 feet along said East line of Tanglewood Street, to a 1/2” iron pipe found on the North line of Tanglewood Street and an ell corner of said 18.669 acre tract;

Thence: N 89°40’59” W 322.28 feet along said North line of Tanglewood Street, to a 5/8” iron rod found for a common corner of said 18.669 acre tract and a called 0.271 acre “Tract 2” of land conveyed to Stacy Abernathy, by Warranty Deed recorded in Volume 949, Page 245, of said Real Property Records;

Thence: N 06°10’50” E 195.26 feet along the common line between said 18.669 acre tract and 0.271 acre tract, same being the East line of said 0.242 acre tract, to a 5/8” iron rod found for a common corner of said 0.302 acre tract and 0.242 acre tract;

Thence: N 86°51’06” W 185.39 feet along the common line between said 0.302 acre tract and 0.242 acre tract to the POINT OF BEGINNING, containing 18.686 acres of land, more or less.

3

EXHIBIT B

1.                                       Restrictive covenants described in instrument recorded in Volume 529, Page 601, Deed Records of Cass County, Texas.

2.                                       Utility Easement from J.C. Hall to City of Hughes Springs, Texas, dated 10/26/50, recorded in Vol. 525, Page 438, Deed Records, Cass County, Texas, as shown on survey by David R. Collins, RPLS # 1954, of Collins Surveying & Mapping, Inc., dated 09/09/2002, last revised 09/17/2002.

3.                                       Right of way to City of Hughes Springs from R.J. Wise and others in instrument dated 11/26/1934, recorded in Vol. Z-6, Page 631 of the Deed Records of Cass County, Texas, as shown on survey by David R. Collins, RPLS # 1954, of Collins Surveying & Mapping, Inc., dated 09/09/2002, last revised 09/17/2002.

4.                                       Right of way to City of Hughes Springs from PMC Industries in instrument dated 3/2/1994, recorded in Vol. 961, Page 766 of the Real Property Records of Cass County, Texas, as shown on survey by David R. Collins, RPLS # 1954, of Collins Surveying & Mapping, Inc., dated 09/09/2002, last revised 09/17/2002.

5.                                       Encroachment of the fence on the herein described property over and along the North and South property line as shown on survey by David R. Collins, RPLS #1954, of Collins Surveying & Mapping, Inc., dated 09/09/2002, last revised 09/17/2002.

6.                                       Rights of the adjoining property owners to that portion of the above-described property which lies outside fences as shown on survey by David R. Collins, RPLS # 1954, of Collins Surveying & Mapping, Inc., dated 09/09/2002, last revised 09/17/2002.

7.                                       Protrusion of a fence beyond the boundary along the North and East property lines, said protrusion more particularly shown on the survey prepared by David R. Collins, RPLS # 1954, of Collins Surveying & Mapping, Inc., dated 09/09/2002, last revised 09/17/2002.

8.                                       Consequences, if any, of the following matters shown on the survey by David R. Collins, RPLS # 1954, of Collins Surveying & Mapping, Inc. dated 09/09/2002, last revised 09/17/2002:  a) Power line, sewer line and fiber optic cable line along the western most property line, (b) Power line, sewer line and underground electric lines in southwest portion of the property, and (c) Power line and telephone line along the south portion of the property.

SPECIAL WARRANTY DEED

(Confirmation)

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS: THAT
COUNTY OF CASS	§

                WHEELING MACHINE PRODUCTS, INC., a Louisiana corporation, whose mailing address is c/o Nassau Holding Corporation, 3636 N. Causeway Boulevard, Suite 300, Metairie, Louisiana 70002 (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid to Grantor by WHEELING ACQUISITION CORPORATION, a Texas corporation, whose mailing address is 15660 N. Dallas Parkway, Suite 500, Dallas, Texas  75248 (“Grantee”), the receipt and sufficiency of which consideration are hereby acknowledged by Grantor, has GRANTED, SOLD AND CONVEYED and by these presents does GRANT, SELL AND CONVEY unto Grantee the fee simple interest of that certain tract or parcel of land containing 18.686 acres, more or less, and being part of the E. A. Merchant Survey, Abstract No. 674, and the Gabriel Long Survey, Abstract No. 1210 situated in the City of Hughes Springs, Cass County, Texas, and being more particularly described on Exhibit A attached hereto and incorporated herein for all purposes, together with all buildings and improvements situated thereon and all rights and appurtenances pertaining thereto, including, without limitation, any and all right, title and interest of Grantor in all roads, alleys, easements, strips and gores of land, streets and ways adjacent thereto, and rights of egress and ingress thereto (collectively, the “Property”).

                TO HAVE AND TO HOLD the Property unto the Grantee, its successors and assigns forever; and Grantor does hereby bind itself and its successors and assigns, TO WARRANT AND FOREVER DEFEND all and singular the Property unto the Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Grantor, but not otherwise.

                Notwithstanding anything to the contrary contained herein, this conveyance is made by Grantor and accepted by Grantee subject to the rights and interests of other parties with respect to those matters described on Exhibit B attached hereto and incorporated herein for all purposes to the extent that the same are valid, in effect and relate to the Property.

                This Special Warranty Deed is in addition to the Special Warranty Deed of even date herewith from Grantor to Grantee and is delivered to Grantee after Grantor has received record fee simple title to the Property and in order to confirm Grantee’s fee simple title to the Property.

                EXECUTED on the date of the acknowledgment below, but effective as of 12:01 a.m., New Orleans, Louisiana time, on the 1st day of October, 2002.

GRANTOR:

WHEELING MACHINE PRODUCTS,
INC.

By:
Name:
Its:

STATE OF LOUISIANA	§
§
PARISH	§

                This instrument was acknowledged before me on                                     , 2002, by                              ,                         of Wheeling Machine Products, Inc., a Louisiana corporation, on behalf of said corporation.

[SEAL]
Notary Public, State of Louisiana
My Commission Expires:

GRANTEE’S ADDRESS:

Wheeling Acquisition Corporation

15660 N. Dallas Parkway, Suite 500

Dallas, Texas  75248

Attention:  General Counsel

AFTER RECORDING, RETURN TO:

2

EXHIBIT A

LEGAL DESCRIPTION

A certain 18.686 acre tract of land being 8.924 acres in the E. A. Merchant Survey, A-674 and 9.762 acres in the Gabriel Long Survey, A-1210, in Cass County, Texas, being all of a called 0.302 acre tract of land conveyed from Tommy R. Sharp et al, to PMC Industries, Inc., by Warranty Deed dated January 11, 1980, recorded in Volume 643, Page 525, all of a called 0.070 acre tract of land conveyed from H. K. (Mike) Jenkins et ux, to PMC Industries, Inc., by Warranty Deed dated July 28, 1980, recorded in Volume 643, Page 868 and all of a called 18.669 acre tract of land conveyed from Nadine P. Lyon, to PMC Industries, Inc., by Warranty Deed dated January 2, 1980, recorded in Volume 634, Page 508, all of the Deed Records of Cass County, Texas, said 18.686 acres of land being more particularly described as follows and as shown on Collins Surveying & Mapping, Inc. Plat #3123: (Bearing Basis: South Right-of-way line of the L&A RR)

BEGINNING at a 5/8” iron rod found on the existing East right-of-way line of F.M. Highway No. 250 (FM 250), same being the Southwest corner of said 0.302 acre tract and the Northwest corner of a called 0.242 acre “Tract 1” of land conveyed to Stacy Abernathy, by Warranty Deed recorded in Volume 949, Page 245, of the Real Property Records of Cass County, Texas;

Thence: N 06°08’12” E 76.51 feet along said right-of-way line, to a 5/8” iron rod found for the Northwest corner of said 0.302 acre tract and the Southwest corner of a called ..581 acre “Second Tract”, conveyed to Mike Jenkins, by Warranty Deed recorded in Volume 610, Page 782, of said Deed Records;

Thence: S 84°28’24” E 184.05 feet along the common line between said 0.302 acre tract and .581 acre tract, same being the North line of said 0.070 acre tract, to a 60d nail found in a can for a common corner of said 18.669 acre tract and .581 acre tract;

Thence: N 05°05’08” E 218.35 feet along the common line between said 18.669 acre tract and .581 acre tract, to a point on the South line of a called 1.01 acre tract of land conveyed to Tri-Cities Farm Supplies, by Warranty Deed recorded in Volume 769, Page 652, of said Real Property Records, from which a 1/2” iron rod with cap found bears S 05°05’08” W 37.49 feet;

Thence: S 86°54’36” E 156.34 feet along the common line between said 18.669 acre tract and 1.01 acre tract, to a point for a common corner in same, from the Southeast corner of a tin building bears N 24°52’ W 5.8 feet;

Thence: N 13°49’39” E 70.01 feet continuing along said common line, to a 5/8” iron rod set on the South right-of-way line of L & A Railroad;

Thence: S 72°52’50” E 254.70 feet along said South right-of-way line, to a 5/8” iron rod found for a common corner of said 18.669 acre tract and a called 1 acre tract of land conveyed to Clarence Cheatham, by Warranty Deed recorded in Volume 287, Page 198, of said Deed Records;

Thence: In a Southeasterly direction along the common line between said 18.669 acre tract and 1 acre tract as follows:

S 46°56’50” E 84.62 feet to a 5/8” iron rod found;

S 44°51’16” E 122.17 feet to a 5/8” iron rod found; and

S 26°02’00” E, at 8.31 feet passing a 5/8” iron rod found 1.85 feet left and continuing S 26°02’00” E for a total distance of 27.54 feet, to a 5/8” iron rod set for a common corner in same;

Thence: S 55°24’00” E 145.30 feet continuing along said common line, same being the South line of a called 2 acre tract of land conveyed to Cleartis B. Cheatham, by Warranty Deed recorded in Volume 267, Page 548 of said Deed Records, to a 5/8” iron rod found for a common corner of said 18.669 acre tract and 2 acre tract;

Thence: S 71°07’00” E 252.31 feet along the common line between said 18.669 acre tract and 2 acre tract, same being the South line of a tract of land owned by Quilla Thomas (no recorded deed found), to a 1/2” iron rod found for a common corner of said 18.669 acre tract and Thomas tract;

Thence: N 17°25’52” E 48.72 feet along the common line between said 18.669 acre tract and Thomas tract, to a 1/2” iron pipe found for a common corner of said 18.669 acre tract and a tract of land conveyed to L & A RR Co. by Deed recorded in Volume C-8, Page 435, of said Deed Records and as shown on Louisiana & Arkansas RR Co. map S-32B;

Thence: In an Easterly direction along the common line between said 18.669 acre tract and L & A RR tract as follows:

S 76°47’31” E 29.57 feet to a 1/2” iron pipe found;

S 37°44’41” E 125.75 feet to a 5/8” iron rod found;

S 74°04’56” E 198.68 feet to a 3/4” iron rod found; and

N 15°39’00” E 198.08 feet to a 5/8” iron rod set on the South right-of-way line of said L & A Railroad;

Thence: S 75°43’00” E 219.38 feet along said South right-of-way line, to a 5/8” iron rod found for a common corner of said 18.669 acre tract and a tract of land conveyed to Jerry Jones et ux, by Warranty Deed recorded in Volume 626, Page 590, of said Deed Records;

Thence: S 02°07’33” W 55.06 feet along the common line between said 18.669 acre tract and Jones tract, to a 5/8” iron rod found for a common corner of said 18.669 acre tract, Jones tract and a called 0.94 acre tract of land conveyed to M. E. Driggers, by Warranty Deed recorded in Volume 525, Page 650, of said Deed Records;

Thence: S 11°26’49” W 144.24 feet along the common line between said 18.669 acre tract and 0.94 acre tract, to a 5/8” iron rod found for a common corner in same;

Thence: S 86°30’00” E 145.77 feet continuing along said common line, to a 5/8” iron rod set for a common corner in same;

2

Thence: S 75°22’00” E 70.23 feet continuing along said common line, to a 5/8” iron rod found for a common corner in same;

Thence: S 71°42’13” E along the common line between said 18.669 acre tract and a tract of land owned by John Lyon (no recorded deed found), to a 5/8” iron rod found for a common corner of same;

Thence: S 06°06’26” W 357.47 feet continuing along said common line, to a 1/2” iron pipe found for a common corner of said 18.669 acre tract and a called 5.8 acre tract of land conveyed to John Lyon, by Warranty Deed recorded in Volume 465, Page 287, of said Deed Records;

Thence: In a Northwesterly direction along the common line between said 18.669 acre tract and 5.8 acre tract as follows:

N 88°54’25” W 417.88 feet to a 1/2” iron pipe found;

N 03°45’12” W 142.21 feet to a 1/2” iron pipe found; and

N 76°33’15” W 248.70 feet to a 5/8” iron rod found for a common corner of said 18.669 acre tract, 5.8 acre tract and a called 18 acre “Tract 1” of land conveyed to John Lyon et ux, by Warranty Deed recorded in Volume 252, Page 85, of said Deed Records;

Thence: N 85°25’55” W 469.43 feet along the common line between said 18.669 acre tract and 18 acre tract, to a 1/2” iron pipe found for a common corner in same;

Thence: N 75°17’59” W 280.18 feet continuing along said common line, to a 1/2” iron pipe found on the East line of Tanglewood Street and an ell corner of said 18.669 acre tract;

Thence: N 03°12’44” W 117.84 feet along said East line of Tanglewood Street, to a 1/2” iron pipe found on the North line of Tanglewood Street and an ell corner of said 18.669 acre tract;

Thence: N 89°40’59” W 322.28 feet along said North line of Tanglewood Street, to a 5/8” iron rod found for a common corner of said 18.669 acre tract and a called 0.271 acre “Tract 2” of land conveyed to Stacy Abernathy, by Warranty Deed recorded in Volume 949, Page 245, of said Real Property Records;

Thence: N 06°10’50” E 195.26 feet along the common line between said 18.669 acre tract and 0.271 acre tract, same being the East line of said 0.242 acre tract, to a 5/8” iron rod found for a common corner of said 0.302 acre tract and 0.242 acre tract;

Thence: N 86°51’06” W 185.39 feet along the common line between said 0.302 acre tract and 0.242 acre tract to the POINT OF BEGINNING, containing 18.686 acres of land, more or less.

3

EXHIBIT B

1.                                       Restrictive covenants described in instrument recorded in Volume 529, Page 601, Deed Records of Cass County, Texas.

2.                                       Utility Easement from J.C. Hall to City of Hughes Springs, Texas, dated 10/26/50, recorded in Vol. 525, Page 438, Deed Records, Cass County, Texas, as shown on survey by David R. Collins, RPLS # 1954, of Collins Surveying & Mapping, Inc., dated 09/09/2002, last revised 09/17/2002.

3.                                       Right of way to City of Hughes Springs from R.J. Wise and others in instrument dated 11/26/1934, recorded in Vol. Z-6, Page 631 of the Deed Records of Cass County, Texas, as shown on survey by David R. Collins, RPLS # 1954, of Collins Surveying & Mapping, Inc., dated 09/09/2002, last revised 09/17/2002.

4.                                       Right of way to City of Hughes Springs from PMC Industries in instrument dated 3/2/1994, recorded in Vol. 961, Page 766 of the Real Property Records of Cass County, Texas, as shown on survey by David R. Collins, RPLS # 1954, of Collins Surveying & Mapping, Inc., dated 09/09/2002, last revised 09/17/2002.

5.                                       Encroachment of the fence on the herein described property over and along the North and South property line as shown on survey by David R. Collins, RPLS #1954, of Collins Surveying & Mapping, Inc., dated 09/09/2002, last revised 09/17/2002.

6.                                       Rights of the adjoining property owners to that portion of the above-described property which lies outside fences as shown on survey by David R. Collins, RPLS # 1954, of Collins Surveying & Mapping, Inc., dated 09/09/2002, last revised 09/17/2002.

7.                                       Protrusion of a fence beyond the boundary along the North and East property lines, said protrusion more particularly shown on the survey prepared by David R. Collins, RPLS # 1954, of Collins Surveying & Mapping, Inc., dated 09/09/2002, last revised 09/17/2002.

8.                                       Consequences, if any, of the following matters shown on the survey by David R. Collins, RPLS # 1954, of Collins Surveying & Mapping, Inc. dated 09/09/2002, last revised 09/17/2002:  a) Power line, sewer line and fiber optic cable line along the western most property line, (b) Power line, sewer line and underground electric lines in southwest portion of the property, and (c) Power line and telephone line along the south portion of the property.

AFFIDAVIT CONCERNING CONVEYANCE BY TEXAS

PIPE COUPLING AND THREADING, INC. TO WHEELING

MACHINE PRODUCTS, INC. AND OF USE AND POSSESSION

STATE OF TEXAS	§

COUNTY OF CASS	§

BEFORE the undersigned, a Notary Public duly commissioned and qualified in the jurisdiction shown below, on this day personally appeared                                                   , “Affiant”, known or sufficiently identified to me, and Affiant, after having been duly sworn by me, deposes and states the following:

Affiant is over the age of eighteen years, is fully competent to make this Affidavit and has personal knowledge of the matters stated herein.

Affiant, having personal knowledge of the matters hereinafter set forth and after being duly sworn, deposes and states:

On March 12, 1999, by deed without warranty (the “Deed”) Texas Pipe Coupling & Threading, Inc., a Texas corporation, conveyed to Wheeling Machine Products, Inc., a Louisiana corporation (“Wheeling”), the fee simple estate in the property described on Exhibit “A” attached hereto and made a part hereof for all purposes (the “Property”).  Wheeling paid the full consideration for the Property and for the conveyance evidenced by the Deed.  Wheeling has also satisfied all of the other conditions for the delivery of the Deed.  The Deed has not been recorded on the Real Property Records of Cass County, Texas, and it is lost.  A copy of such deed is attached hereto as Exhibit “B”. Wheeling has owned, used, enjoyed and possessed the Property from March 12, 1999 to the present.  Affiant is familiar with Wheeling’s ownership, use, enjoyment and possession of the Property and the other matters covered by this Affidavit.  From March 12, 1999 through the present: (i) Wheeling has claimed the Property as its own under the Deed and adversely to every one; (ii) Wheeling’s claim was and is notorious in the community and hostile to the claim of every other person; (iii) Wheeling’s use, enjoyment and possession of the Property was peaceable and continuous, not being interrupted by adverse suit to recover the estate or otherwise interrupted by adverse claim or user; and (iv) Wheeling paid all taxes due against the Property promptly as they became due and before they became delinquent.

AFFIANT affirms the above statements as true and correct.

EXECUTED this the           day of                             , 2002.

AFFIANT:

STATE OF LOUISIANA

                     PARRISH

SWORN TO and subscribed before me by

Notary Public, State of Louisiana

Notary Printed Name

My Commission Expires:

STATE OF LOUISIANA

                     PARRISH

                This instrument was acknowledged before me on the         day of                               , 2002 by                                     .

Notary Public, State of Louisiana

Notary Printed Name

My Commission Expires:

2

EXHIBIT A

LEGAL DESCRIPTION

A certain 18.686 acre tract of land being 8.924 acres in the E. A. Merchant Survey, A-674 and 9.762 acres in the Gabriel Long Survey, A-1210, in Cass County, Texas, being all of a called 0.302 acre tract of land conveyed from Tommy R. Sharp et al, to PMC Industries, Inc., by Warranty Deed dated January 11, 1980, recorded in Volume 643, Page 525, all of a called 0.070 acre tract of land conveyed from H. K. (Mike) Jenkins et ux, to PMC Industries, Inc., by Warranty Deed dated July 28, 1980, recorded in Volume 643, Page 868 and all of a called 18.669 acre tract of land conveyed from Nadine P. Lyon, to PMC Industries, Inc., by Warranty Deed dated January 2, 1980, recorded in Volume 634, Page 508, all of the Deed Records of Cass County, Texas, said 18.686 acres of land being more particularly described as follows and as shown on Collins Surveying & Mapping, Inc. Plat #3123: (Bearing Basis: South Right-of-way line of the L&A RR)

BEGINNING at a 5/8” iron rod found on the existing East right-of-way line of F.M. Highway No. 250 (FM 250), same being the Southwest corner of said 0.302 acre tract and the Northwest corner of a called 0.242 acre “Tract 1” of land conveyed to Stacy Abernathy, by Warranty Deed recorded in Volume 949, Page 245, of the Real Property Records of Cass County, Texas;

Thence: N 06°08’12” E 76.51 feet along said right-of-way line, to a 5/8” iron rod found for the Northwest corner of said 0.302 acre tract and the Southwest corner of a called ..581 acre “Second Tract”, conveyed to Mike Jenkins, by Warranty Deed recorded in Volume 610, Page 782, of said Deed Records;

Thence: S 84°28’24” E 184.05 feet along the common line between said 0.302 acre tract and .581 acre tract, same being the North line of said 0.070 acre tract, to a 60d nail found in a can for a common corner of said 18.669 acre tract and .581 acre tract;

Thence: N 05°05’08” E 218.35 feet along the common line between said 18.669 acre tract and .581 acre tract, to a point on the South line of a called 1.01 acre tract of land conveyed to Tri-Cities Farm Supplies, by Warranty Deed recorded in Volume 769, Page 652, of said Real Property Records, from which a 1/2” iron rod with cap found bears S 05°05’08” W 37.49 feet;

Thence: S 86°54’36” E 156.34 feet along the common line between said 18.669 acre tract and 1.01 acre tract, to a point for a common corner in same, from the Southeast corner of a tin building bears N 24°52’ W 5.8 feet;

Thence: N 13°49’39” E 70.01 feet continuing along said common line, to a 5/8” iron rod set on the South right-of-way line of L & A Railroad;

Thence: S 72°52’50” E 254.70 feet along said South right-of-way line, to a 5/8” iron rod found for a common corner of said 18.669 acre tract and a called 1 acre tract of land conveyed to Clarence Cheatham, by Warranty Deed recorded in Volume 287, Page 198, of said Deed Records;

Thence: In a Southeasterly direction along the common line between said 18.669 acre tract and 1 acre tract as follows:

S 46°56’50” E 84.62 feet to a 5/8” iron rod found;

S 44°51’16” E 122.17 feet to a 5/8” iron rod found; and

S 26°02’00” E, at 8.31 feet passing a 5/8” iron rod found 1.85 feet left and continuing S 26°02’00” E for a total distance of 27.54 feet, to a 5/8” iron rod set for a common corner in same;

Thence: S 55°24’00” E 145.30 feet continuing along said common line, same being the South line of a called 2 acre tract of land conveyed to Cleartis B. Cheatham, by Warranty Deed recorded in Volume 267, Page 548 of said Deed Records, to a 5/8” iron rod found for a common corner of said 18.669 acre tract and 2 acre tract;

Thence: S 71°07’00” E 252.31 feet along the common line between said 18.669 acre tract and 2 acre tract, same being the South line of a tract of land owned by Quilla Thomas (no recorded deed found), to a 1/2” iron rod found for a common corner of said 18.669 acre tract and Thomas tract;

Thence: N 17°25’52” E 48.72 feet along the common line between said 18.669 acre tract and Thomas tract, to a 1/2” iron pipe found for a common corner of said 18.669 acre tract and a tract of land conveyed to L & A RR Co. by Deed recorded in Volume C-8, Page 435, of said Deed Records and as shown on Louisiana & Arkansas RR Co. map S-32B;

Thence: In an Easterly direction along the common line between said 18.669 acre tract and L & A RR tract as follows:

S 76°47’31” E 29.57 feet to a 1/2” iron pipe found;

S 37°44’41” E 125.75 feet to a 5/8” iron rod found;

S 74°04’56” E 198.68 feet to a 3/4” iron rod found; and

N 15°39’00” E 198.08 feet to a 5/8” iron rod set on the South right-of-way line of said L & A Railroad;

Thence: S 75°43’00” E 219.38 feet along said South right-of-way line, to a 5/8” iron rod found for a common corner of said 18.669 acre tract and a tract of land conveyed to Jerry Jones et ux, by Warranty Deed recorded in Volume 626, Page 590, of said Deed Records;

Thence: S 02°07’33” W 55.06 feet along the common line between said 18.669 acre tract and Jones tract, to a 5/8” iron rod found for a common corner of said 18.669 acre tract, Jones tract and a called 0.94 acre tract of land conveyed to M. E. Driggers, by Warranty Deed recorded in Volume 525, Page 650, of said Deed Records;

Thence: S 11°26’49” W 144.24 feet along the common line between said 18.669 acre tract and 0.94 acre tract, to a 5/8” iron rod found for a common corner in same;

Thence: S 86°30’00” E 145.77 feet continuing along said common line, to a 5/8” iron rod set for a common corner in same;

2

Thence: S 75°22’00” E 70.23 feet continuing along said common line, to a 5/8” iron rod found for a common corner in same;

Thence: S 71°42’13” E along the common line between said 18.669 acre tract and a tract of land owned by John Lyon (no recorded deed found), to a 5/8” iron rod found for a common corner of same;

Thence: S 06°06’26” W 357.47 feet continuing along said common line, to a 1/2” iron pipe found for a common corner of said 18.669 acre tract and a called 5.8 acre tract of land conveyed to John Lyon, by Warranty Deed recorded in Volume 465, Page 287, of said Deed Records;

Thence: In a Northwesterly direction along the common line between said 18.669 acre tract and 5.8 acre tract as follows:

N 88°54’25” W 417.88 feet to a 1/2” iron pipe found;

N 03°45’12” W 142.21 feet to a 1/2” iron pipe found; and

N 76°33’15” W 248.70 feet to a 5/8” iron rod found for a common corner of said 18.669 acre tract, 5.8 acre tract and a called 18 acre “Tract 1” of land conveyed to John Lyon et ux, by Warranty Deed recorded in Volume 252, Page 85, of said Deed Records;

Thence: N 85°25’55” W 469.43 feet along the common line between said 18.669 acre tract and 18 acre tract, to a 1/2” iron pipe found for a common corner in same;

Thence: N 75°17’59” W 280.18 feet continuing along said common line, to a 1/2” iron pipe found on the East line of Tanglewood Street and an ell corner of said 18.669 acre tract;

Thence: N 03°12’44” W 117.84 feet along said East line of Tanglewood Street, to a 1/2” iron pipe found on the North line of Tanglewood Street and an ell corner of said 18.669 acre tract;

Thence: N 89°40’59” W 322.28 feet along said North line of Tanglewood Street, to a 5/8” iron rod found for a common corner of said 18.669 acre tract and a called 0.271 acre “Tract 2” of land conveyed to Stacy Abernathy, by Warranty Deed recorded in Volume 949, Page 245, of said Real Property Records;

Thence: N 06°10’50” E 195.26 feet along the common line between said 18.669 acre tract and 0.271 acre tract, same being the East line of said 0.242 acre tract, to a 5/8” iron rod found for a common corner of said 0.302 acre tract and 0.242 acre tract;

Thence: N 86°51’06” W 185.39 feet along the common line between said 0.302 acre tract and 0.242 acre tract to the POINT OF BEGINNING, containing 18.686 acres of land, more or less.

3

EXHIBIT B